UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2018 (May 22, 2018)

Everi Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32622	20-0723270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7250 S. Tenaya Way, Suite 100 Las Vegas, Nevada	89113
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 833-7110

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders (the “Annual Meeting”) of Everi Holdings Inc. (the “Company”) was held on May 22, 2018. The proposals identified herein were previously disclosed in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 20, 2018.

1.     Election of two Class I directors to serve until the Company’s 2021 annual meeting of stockholders.

The stockholders voted to re-elect E. Miles Kilburn and Eileen F. Raney as Class I directors to the Board of Directors of the Company (the “Board”) for a term expiring at the 2021 annual meeting of stockholders, and to hold office until the designated annual meeting or until their successors are elected and qualified, or until their earlier resignation. The table below indicates the voting results:

	For	Withheld	Broker Non-Votes
E. Miles Kilburn	48,074,979	700,796	11,930,825
Eileen F. Raney	48,122,869	652,906	11,930,825

2.     Approval, on an advisory basis, of the compensation of the Company’s named executive officers as shown in the 2018 Proxy Statement.

The stockholders voted to approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers. The table below indicates the voting results:

For	Against	Abstain	Broker Non-Votes
47,274,764	179,860	1,321,151	11,930,825

3.     Approval of an amendment of the Company’s Amended and Restated 2014 Equity Incentive Plan to remove the fungible share ratio provision.

The stockholders voted to approve an amendment to the Company’s Amended and Restated 2014 Equity Incentive Plan to remove the fungible share ratio provision. The table below indicates the voting results:

For	Against	Abstain	Broker Non-Votes
40,380,171	7,077,689	1,317,915	11,930,825

4.     Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

The stockholders voted to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The table below indicates the voting results:

For	Against	Abstain
58,785,664	61,387	1,859,549

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Document

10.1	Amended and Restated 2014 Equity Incentive Plan (effective as of May 22, 2018).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERI HOLDINGS INC.

Date: May 25, 2018	By:	/s/ Todd A. Valli
Todd A. Valli, Senior Vice President, Corporate Finance and Chief Accounting Officer

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